UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)    May 3, 2005

Commission File Number	Registrant, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number	State of Incorporation
1-08788	SIERRA PACIFIC RESOURCES P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358	Nevada

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
Signatures
EX-3.1 By-laws

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On May 3, 2005, Sierra Pacific Resources’ Board of Directors approved an amendment, effective immediately, to Article VII of Resources’ By-Laws to allow stockholders to vote electronically and telephonically.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

                3.1  By-laws

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: May 9, 2005	By:	/s/ John E. Brown
John E. Brown Controller